SECURITIES PURCHASE AGREEMENT


         SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of May 31, 1998, by and among COMPU-DAWN, INC., a corporation organized under the laws of the State of Delaware (the "Company"), and each of the purchasers (the "Purchasers") set forth on the execution pages hereto (the "Execution Pages").

         WHEREAS:

         A. The Company and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

         B. The Company desires to sell, and the Purchasers collectively desire to purchase, upon the terms and conditions stated in this Agreement, (x) 3,250 units (the "Preferred Units"), each Preferred Unit consisting of (i) one share of the Company's Series A Convertible Preferred Stock, par value $.01 per share (the "Preferred Shares"), convertible into shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), and (ii) warrants (the "Warrants"), in the form attached hereto as Exhibit B, to acquire 57,497 shares of Common Stock; and (y) 1,750 units (the "Common Units"), each Common Unit consisting of (i) 187 shares of Common Stock (the "Common Shares"), and (ii) Warrants to acquire 32,710 shares of Common Stock. The rights, preferences and privileges of the Preferred Shares, including the terms upon which such Preferred Shares are convertible into shares of Common Stock, are set forth in the form of Certificate of Designations, Preferences and Rights attached hereto as Exhibit A (the "Certificate of Designation"). The shares of Common Stock issuable upon conversion of the Preferred Shares or otherwise pursuant to the Certificate of Designation are referred to herein as the "Conversion Shares" and the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as the "Warrant Shares." The Preferred Units and the Common Units are hereinafter collectively referred to as the "Units." The Units, the Preferred Shares, the Common Shares, the Warrants, the Conversion Shares and the Warrant Shares are collectively referred to herein as the "Securities" and each of them may individually be referred to herein as a "Security."

         C. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit C (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.


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         NOW, THEREFORE, the Company and the Purchasers hereby agree as follows:

1.       PURCHASE AND SALE OF SECURITIES.

         a. Purchase of Units. On the Closing Date (as defined below), subject to the satisfaction (or waiver) of the conditions set forth in Section 6 and
Section 7 below, the Company shall issue and sell to each Purchaser, and each Purchaser severally agrees to purchase from the Company, such number and type of Units as is set forth on such Purchaser's Execution Page as being purchasable by such Purchaser at the Closing. The purchase price (the "Purchase Price") per Preferred Unit and Common Unit shall be equal to One Thousand Dollars ($1,000.00). Each Purchaser's obligation to purchase Units hereunder is distinct and separate from each other Purchaser's obligation to purchase Units and no Purchaser shall be required to purchase hereunder more than the number and type of Units set forth on such Purchaser's Execution Page hereto notwithstanding any failure by any other Purchaser to purchase Units hereunder.

         b. Form of Payment. On the Closing Date, each Purchaser shall pay the aggregate Purchase Price for the Units being purchased by such Purchaser at the Closing hereunder by wire transfer to the Company, in accordance with the Company's written wiring instructions, against delivery of duly executed certificates representing the Preferred Shares and/or the Common Shares, as applicable, and duly executed Warrants being purchased by such Purchaser at the Closing and the Company shall deliver such duly executed certificates and Warrants against delivery of such aggregate Purchase Price.

         c. Closing Date. The date and time of the issuance and sale of the Units pursuant to this Agreement (the "Closing") shall be as soon as practicable after the satisfaction (or waiver) of the conditions thereto set forth in
Section 6 and Section 7 below, or such other time as may be mutually agreed upon by the Company and the Purchasers (the "Closing Date"). The Closing shall occur at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers, LLP, 1401 Walnut Street, Philadelphia, Pennsylvania 19102.

2.       PURCHASERS' REPRESENTATIONS AND WARRANTIES

         Each Purchaser severally represents and warrants to the Company as follows:

         a. Investment Purpose. The Purchaser is purchasing the Units for the Purchaser's own account for investment purposes and not with a present view towards the public sale or distribution thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. The Purchaser understands that the Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering the resale of any such Securities other than as contemplated by the Registration Rights Agreement. Notwithstanding anything in this Section 2(a) to the contrary, by making the representations herein,


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the  Purchaser  does not agree to hold the  Securities  for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from the registration requirements under the Securities Act.

         b.  Accredited   Investor  Status.  The  Purchaser  is  an  "Accredited
Investor" as that term is defined in Rule 501(a) of Regulation D.

         c. Reliance on Exemptions. The Purchaser understands that the Units are being offered and sold to the Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Units.

         d. Information. The Purchaser and its counsel, if any, have been furnished all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been specifically requested by the Purchaser or its counsel. The Purchaser and its counsel have been afforded the opportunity to ask questions of the Company and have received what the Purchaser believes to be satisfactory answers to any such inquiries. Neither such inquiries nor any other investigation conducted by the Purchaser or its counsel or any of its representatives shall modify, amend or affect the Purchaser's right to rely on the Company's representations and warranties contained in Section 3 below. The Purchaser understands that the Purchaser's investment in the Securities involves a high degree of risk.

         e. Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

         f. Transfer or Resale. The Purchaser understands that (i) except as provided in the Registration Rights Agreement, the sale or resale of the Securities have not been and are not being registered under the Securities Act or any state securities laws, and the Securities may not be transferred unless
(a) the resale of the Securities has been registered thereunder; or (b) the Purchaser shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (c) the Securities are sold under Rule 144 promulgated under the Securities Act (or a successor rule) ("Rule 144"); or (d) the Securities are sold or transferred to an affiliate of the Purchaser who agrees to sell or otherwise transfer the Securities only in accordance with the provisions of this
Section 2(f) and who is an Accredited Investor; and (ii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws (other than pursuant to the Registration Rights Agreement). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.


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



         g. Legends. The Purchaser understands that the Preferred Shares and the Warrants and, until such time as the Common Shares, the Conversion Shares and the Warrant Shares have been registered under the Securities Act (including registration pursuant to Rule 416 thereunder) as contemplated by the Registration Rights Agreement or otherwise may be sold by the Purchaser under Rule 144, the certificates for the Common Shares, the Conversion Shares and the Warrant Shares may bear a restrictive legend in substantially the following form:

         The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state of the United States. The securities represented hereby may not be offered, sold, transferred or assigned in the absence of an effective registration statement for the securities under applicable securities laws unless offered, sold, transferred or assigned under an available exemption from the registration requirements of those laws.

         The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by state securities laws, (a) the sale of such Security is registered under the Securities Act (including registration pursuant to Rule 416 thereunder) as contemplated by the Registration Rights Agreement; (b) such holder or such holder's agent provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act; or
(c) such holder or such holder's agent provides the Company with reasonable assurances that such Security can be sold under Rule 144. The Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, pursuant to an effective registration statement or under an exemption from the registration requirements of the Securities Act. In the event the above legend is removed from any Security and thereafter the effectiveness of a registration statement covering such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to the Purchaser the Company may require that the above legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or under Rule 144 and the Purchaser shall cooperate in the replacement of such legend. Such legend shall thereafter be removed when such Security may again be sold pursuant to an effective registration statement or under Rule 144.

         h. Authorization; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of Purchaser and are valid and binding agreements of Purchaser enforceable in accordance with their terms.

         i. Residency. The Purchaser is a resident of the jurisdiction set forth under such Purchaser's name on the Execution Page hereto executed by such Purchaser.

         j. Organization and Qualification. The Purchaser is duly organized and existing in good standing under the laws of the jurisdiction in which it was formed, and has the requisite power to


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



own its properties and to carry on its business as now being conducted. The Purchaser is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except where the failure to so qualify would have a material adverse effect on the ability of the Purchaser to perform its obligations hereunder or under the Registration Rights Agreement.

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to each Purchaser as follows:

         a. Organization and Qualification. The Company and each of its subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on (i) the Securities, (ii) the ability of the Company to perform its obligations hereunder or under the Certificate of Designation, the Warrants or the Registration Rights Agreement or (iii) the business, operations, properties, prospects or financial condition of the Company and its subsidiaries, taken as a whole.

         b. Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Warrants and the Registration Rights Agreement, to issue and sell the Common Shares, the Preferred Shares and the Warrants in accordance with the terms hereof, and to issue the Conversion Shares upon conversion of the Preferred Shares in accordance with the terms of the Certificate of Designation and to issue the Warrant Shares upon exercise of the Warrants in accordance with the terms of such Warrants; (ii) the execution, delivery and performance of this Agreement, the Warrants and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Common Shares, the Preferred Shares and the Warrants and the issuance and reservation for issuance of the Conversion Shares and the Warrant Shares) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors or any committee of the Board of Directors is required; (iii) this Agreement has been duly executed and delivered by the Company; and (iv) this Agreement constitutes, and, upon execution and delivery by the Company of the Warrants and the Registration Rights Agreement, such agreements will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

         c. Capitalization. The capitalization of the Company as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities (other than the Preferred Shares and


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



the Warrants) exercisable or exchangeable for, or convertible into, any shares of capital stock and the number of shares to be reserved for issuance upon conversion of the Preferred Shares and exercise of the Warrants is set forth on
Schedule 3(c). All of such outstanding shares of capital stock have been, or upon issuance in accordance with the terms of any such warrants (upon full payment therefor), options (upon full payment therefore) or preferred stock, will be, validly issued, fully paid and non-assessable. None of the authorized but unissued shares of capital stock of the Company (including the Common Shares, the Preferred Shares, the Conversion Shares and the Warrant Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances created by the Company. Except for the Securities and as set forth on Schedule 3(c), as of the date of this Agreement,
(i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement). Except as set forth on Schedule 3(c), there are no securities or instruments containing antidilution or similar provisions that will be triggered by the issuance of the Securities in accordance with the terms of this Agreement, the Certificate of Designation or the Warrants. The Company has furnished to the Purchaser true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("Certificate of Incorporation"), the Company's By-laws as in effect on the date hereof (the "By-laws"), and all other instruments and agreements governing securities convertible into or exercisable or exchangeable for capital stock of the Company. The Certificate of Designation, in the form attached hereto, will be duly filed prior to Closing with the Secretary of State of the State of Delaware and, upon issuance of the Preferred Shares in accordance with the terms hereof, the Purchaser shall be entitled to the rights set forth therein.

         d. Issuance of Shares. The Common Shares and the Preferred Shares are duly authorized and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and will not be subject to any preemptive or other similar rights of stockholders of the Company and will not impose personal liability on the holders thereof. The Conversion Shares and Warrant Shares are duly authorized and reserved for issuance, and, upon conversion of the Preferred Shares and exercise of the Warrants (and full payment of the exercise price), as applicable, in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and will not be subject to any preemptive or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof.

         e. No Conflicts. Except as set forth on Schedule 3(e), the execution, delivery and performance of this Agreement, the Warrants and the Registration Rights Agreement by the Company, the performance by the Company of its obligations under the Certificate of Designation and the consummation by the Company of the transactions contemplated hereby and thereby


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(including,  without limitation,  the issuance and reservation for issuance,  as applicable, of the Common Shares, the Preferred Shares, the Conversion Shares and the Warrant Shares) will not (i) result in a violation of the Certificate of Incorporation or By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment (including, without limitation, the triggering of any anti-dilution provisions), acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations and rules or regulations of any self-regulatory organizations to which either the Company or its securities are subject) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except, with respect to clause (ii), for such conflicts, defaults, terminations,
amendments,   accelerations,   cancellations   and   violations  as  would  not,
individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for actual or possible violations, defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its subsidiaries are not being conducted, and shall not be conducted so long as any Purchaser owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and the Registration Rights Agreement, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Warrants or the Registration Rights Agreement or to perform its obligations under the Certificate of Designation, in each case in accordance with the terms hereof or thereof. The Company is not in violation of
the  listing  and  maintenance   requirements  of  the  Nasdaq  SmallCap  Market
("SmallCap") and does not reasonably anticipate that the Common Stock will be delisted by the SmallCap for the foreseeable future.

         f. SEC Documents, Financial Statements. Since December 31, 1994, the Company has timely filed (within applicable extension periods) all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (all of the foregoing and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Company has delivered to the Purchasers true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings made prior to the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to immaterial year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents filed prior to the date hereof, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements, (ii) liabilities not required by generally accepted accounting principles ("GAAP") to be disclosed on a balance sheet prepared in accordance with GAAP, and (iii) obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in such financial statements, which liabilities and obligations referred to in clauses (i), (ii) and (iii), individually or in the aggregate, are not material to the financial condition or operating results of the Company.

         g. Absence of Certain Changes. Since December 31, 1997, there has been no material adverse change and no material adverse development in the business, properties, operations, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, except as disclosed in
Schedule 3(g) or in the SEC Documents filed prior to the date hereof.

         h. Absence of Litigation. Except as set forth on Schedule 3(h) and except as disclosed in the SEC Documents filed prior to the date hereof, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such, which could reasonably be expected to have a Material Adverse Effect. There are no facts which, if known by a potential claimant or governmental authority, could give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect.

         i. Intellectual Property. Each of the Company and its subsidiaries owns or is licensed to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as now being conducted and as described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997. To the best knowledge of the Company, neither the Company nor any subsidiary of the Company infringes or is in conflict with any right of any other person with respect to any Intangibles which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received written notice of any pending conflict with or infringement upon such third party Intangibles, which alleged pending conflict or alleged infringement, if adversely determined, would result in a Material Adverse Effect. Except as disclosed in the SEC Documents, the termination of the Company's ownership of, or right to use, any single Intangible would not result in a Material Adverse Effect on the Company. Neither the Company nor any of its subsidiaries has entered into any consent agreement, indemnification agreement, forbearance to sue or settlement agreement with respect to the validity of the Company's or its subsidiaries' ownership or right to use its Intangibles and, to the best knowledge of the Company, there is no reasonable basis for any such claim to be successful. The Intangibles are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and in good standing. The Company and its subsidiaries have complied, in all material respects, with their respective contractual obligations relating to the protection of the Intangibles used pursuant to licenses. To the best knowledge of the Company, no person is infringing on or violating the Intangibles owned or used by the Company or its subsidiaries.

         j. Foreign Corrupt Practices. Neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

         k. Disclosure. All information relating to or concerning the Company set forth in this Agreement or provided to the Purchasers pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial conditions, which has not been publicly disclosed but, under applicable law, rule or regulation, would be required to be disclosed by the Company in a registration statement filed on the date hereof by the Company under the Securities Act with respect to the primary issuance of the Company's securities.

         l. Acknowledgment Regarding Purchasers' Purchase of the Securities. The Company acknowledges and agrees that none of the Purchasers is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, the relationship between the Company and the Purchasers is "arms-length" and any statement made by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to such Purchaser's purchase of Securities and has not been relied upon by the Company, its officers or directors in any way. The Company further acknowledges that the Company's decision to enter into this Agreement has been based solely on an independent evaluation by the Company and its representatives.

         m. Form S-3 Eligibility. The Company is currently eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the Securities Act. There exist no facts or circumstances that would prohibit or delay the preparation and filing of a registration statement on Form S-3 with respect to the Registrable Securities (as defined in the Registration Rights Agreement).

         n. No General Solicitation. Neither the Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any "general solicitation," as such term is defined in Regulation D, with respect to any of the Securities being offered hereby.

         o. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Securities being offered hereby under the Securities Act or cause this offering of Securities to be integrated with any prior offering of securities of the Company for purposes of the Securities Act or any applicable stockholder approval provisions.

         p. No Brokers. Except for fees payable to HNY Associates, LLC, no fees or commissions will be payable by the Company to any broker, financial advisor, finder, investment banker, or bank with respect to the transactions contemplated hereby. The Purchasers shall have no obligation with respect to such fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section 3(p) that may be due in connection with the transactions contemplated hereby. The Company shall indemnify and hold harmless the Purchasers, their respective employees, officers, directors, agents and partners, and their respective Affiliates (as such term is defined under Rule 405 promulgated under the Securities Act), from and against all claims, losses, damages, costs (including the costs of preparation and reasonable attorney's fees) and expenses suffered in respect of any such claimed or existing fees. In the event such a claim is made against the Purchaser, the Company shall have the right to participate in, and to assume control of, the defense thereof with counsel mutually satisfactory to the Purchaser and the Company; provided, however, that the Company shall not be entitled to assume such defense and the Purchaser shall have the right to retain its own counsel with the fees and expenses to be paid by the Company, if, in the reasonable opinion of counsel retained by the Company, the representation by such counsel of the Purchaser would be inappropriate due to actual or potential conflicts of interest.

         q. Acknowledgment of Dilution. The number of Common Shares issuable pursuant hereto and the number of Conversion Shares issuable upon conversion of the Preferred Shares may increase substantially in certain circumstances, including the circumstance wherein the trading price of the Common Stock declines. The Company's executive officers have studied and fully understand the nature of the Securities being sold hereunder. The Company acknowledges that its obligation to issue Common Shares pursuant hereto and Conversion Shares upon conversion of the Preferred Shares in accordance with the terms of the Certificate of Designation is absolute and unconditional, regardless of the dilution that such issuance may have on the ownership interests of other stockholders. Taking the foregoing into account, the Company's Board of Directors has determined in its good faith business judgment that the issuance of the Common Shares and the Preferred Shares hereunder and the consummation of the other transactions contemplated hereby are in the best interests of the Company and its stockholders.

         r. Title. The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(r) or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

         s. Tax Status. Except as set forth on Schedule 3(s), the Company and each of its subsidiaries has made or filed all foreign, federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. Except as set forth on Schedule 3(s), there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any federal, state or local tax. Except as set forth on Schedule 3(s), none of the Company's tax returns is presently being audited by any taxing authority.

         t. Listing. The Company is currently in compliance with the requirements for continued listing on the SmallCap, and, upon consummation of the transactions contemplated hereby and by that certain Agreement and Plan of Merger, dated as of April 22, 1998, among the Company, Rugby Acquisition Corp., Rugby National Corp. and Harvey Weinstein, or any amendment thereto, the Company will be in compliance with the requirements for initial listing on the SmallCap.

4.       COVENANTS.

         a. Best Efforts. The parties shall use their reasonable best efforts timely to satisfy each of the conditions described in Section 6 and Section 7 of this Agreement.

         b. Form D: Blue Sky Laws. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Purchasers pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to the Purchasers on or prior to the Closing Date.

         c. Reporting Status. So long as any Purchaser beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination. In addition, the Company shall take all actions necessary to continue to be eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the Securities Act.

         d. Use of Proceeds. The Company shall use the proceeds from the sale of the Securities as set forth in Schedule 4(d).

         e. Additional Equity Capital; Right of First Offer. The Company agrees that during the period beginning on the date hereof and ending on the date which is 180 days following the Closing Date (the "Lock-Up Period"), the Company will not contract with any party to obtain additional financing in which any equity or equity-linked securities are issued (including any debt financing with an equity component) ("Future Offerings"). In addition, during the period beginning on the date hereof and ending 180 days following the expiration of the Lock-Up Period, the Company will not conduct a Future Offering unless it shall have first delivered to each Purchaser, at least ten (10) business days prior to the closing of such Future Offering, written notice describing the proposed Future Offering, including the terms and conditions thereof, and providing each Purchaser and its affiliates an option during the ten (10) business day period following delivery of such notice to purchase all of the securities being offered in the Future Offering on the same terms as contemplated by such Future Offering (the limitation referred to in this Section 4(e) is referred to as the "Capital Raising Limitation"). The Capital Raising Limitation shall not apply to any transaction involving issuances of securities as consideration in a merger, consolidation or acquisition of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or as consideration for the acquisition of a business, product or license by the Company. The Capital Raising Limitation also shall not apply to (i) the issuance of securities pursuant to an underwritten public offering, (ii) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof or (iii) the grant of additional options or warrants, or the issuance of additional securities, under any duly authorized Company stock option or restricted stock plan for the benefit of the Company's employees or directors.

         f. Expenses. The Company shall pay to the Purchasers, or at their direction, at the Closing, reimbursement for the expenses reasonably incurred by the Purchasers and their affiliates and advisors in connection with the negotiation, preparation, execution and delivery of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, the Purchasers' and their affiliates' and advisors' reasonable due diligence and attorneys' fees and expenses (the "Expenses"). In addition, from time to time thereafter, upon the written request of any Purchaser, the Company shall pay to such Purchaser such additional Expenses, if any, not covered by such payment, in each case to the extent reasonably incurred by such Purchaser in connection with the negotiation, preparation, execution and delivery of this Agreement and the other agreements to be executed in connection herewith. Notwithstanding the foregoing, the Company shall not be obligated to reimburse the Purchasers for more than $25,000 pursuant to this Section 4(f).

         g. Financial Information. The Company agrees to send the following reports to each Purchaser until such Purchaser transfers, assigns or sells all of its Securities: (i) within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-KSB or Form 10-K, its Quarterly Reports on Form 10-QSB or Form 10-Q, its proxy statements and any Current Reports on Form 8-K; and (ii) within one (1) day after release, copies of all press releases issued by the Company or any of its subsidiaries.

         h. Reservation of Shares. The Company shall at all times have authorized and reserved for the purpose of issuance a sufficient number of shares of Common Stock to provide for the full conversion of the outstanding Preferred Shares and the issuance of the Conversion Shares in connection therewith and the full exercise of the Warrants and the issuance of the Warrant Shares in connection therewith subject to and as otherwise required by the Certificate of Designation and the Warrants. In that regard, a "sufficient number of shares" with respect to the Preferred Shares shall be deemed to be equal to the number of shares of Common Stock required to be reserved for issuance by the Company pursuant to Article V of the Certificate of Designation. The Company shall not reduce the number of shares reserved for issuance upon conversion of the Preferred Shares and the full exercise of the Warrants (except as a result of any such conversion or exercise) without the consent of the Purchaser.

         i. Listing. The Company shall promptly secure the listing of the Common Shares, the Conversion Shares and the Warrant Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any Purchaser (or any of their affiliates) own any Securities, such listing of all Common Shares issued pursuant hereto, all Conversion Shares from time to time issuable upon conversion of the Preferred Shares and all Warrant Shares from time to time issuable upon exercise of the Warrants. The Company will take all action necessary to continue the listing and trading of its Common Stock on the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX"), the Nasdaq National Market ("NNM") or the SmallCap and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers (the "NASD") and such exchanges, as applicable. The Company shall promptly provide to each Purchaser copies of any notices it receives regarding the continued eligibility of the Common Stock for trading on the SmallCap or, if applicable, any securities exchange or automated quotation system on which securities of the same class or series issued by the Company are then listed or quoted, if any.

         j. Corporate Existence. Subject to the provisions of the Certificate of Designation and the Warrants, so long as any Purchaser (or any of their affiliates) beneficially owns any Securities, the Company shall maintain its corporate existence, and in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, the Company shall ensure that the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the Certificate of Designation, the Warrants and the agreements and instruments entered into in connection herewith regardless of whether or not the Company would have had a sufficient number of shares of Common Stock authorized and available for issuance in order to effect the full conversion of all Preferred Shares and the exercise in full of all Warrants outstanding as of the date of such transaction and (ii) is a publicly traded corporation whose common stock is listed for trading on the NNM, SmallCap, NYSE or AMEX.

         k. No Integrated Offerings. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act or cause this offering of Securities to be integrated with any other offering of securities by the Company for purposes of any stockholder approval provision applicable to the Company or its securities.

         l. Legal Compliance. The Company shall conduct its business and the business of its subsidiaries in compliance with all laws, ordinances or regulations of governmental entities applicable to such businesses, except where the failure to do so would not have a Material Adverse Effect.

         m. Stockholder Approval. The Company shall hold an annual or special meeting of its stockholders no later than one-hundred-twenty (120) days after the date hereof and use its best efforts to obtain at such meeting such approvals of the Company's stockholders as may be required (i) to ratify the issuance of the Common Stock at the Closing hereunder, and (ii) to issue all of the shares of Common Stock issuable upon conversion of, or otherwise with respect to, the Preferred Shares or the Warrants without violating NASD Rules 4310(c)(25)(H) or 4460(i) (or any successor rules thereto which may then be in effect) (the "Stockholder Approval"). The Company shall comply with the filing and disclosure requirements of Section 14 promulgated under the Exchange Act in connection with the solicitation, acquisition and disclosure of such Stockholder Approval. The Company represents and warrants that its Board of Directors has adopted resolutions to, among things, unanimously recommend that the Company's stockholders approve the proposal contemplated by this Section 4(m) and shall so indicate such recommendation in the proxy statement used to solicit such Stockholder Approval.

5.       TRANSFER AGENT INSTRUCTIONS.

         a. The Company shall instruct its transfer agent to issue certificates, registered in the name of each Purchaser or its nominee, for the Common Shares, the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by such Purchaser or such Purchaser's agent to the Company (including upon conversion of the Preferred Shares or exercise of the Warrants, as applicable). To the extent and during the periods provided in Sections 2(f) and 2(g) of this Agreement, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement.

         b. The Company warrants that no instruction other than such instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof in the case of the transfer of the Common Shares, the Conversion Shares or the Warrant Shares, as applicable, prior to registration thereof under the Securities Act or without an exemption therefrom, will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Certificate of Designation, the Warrants and the Registration Rights Agreement. Nothing in this Section shall affect in any way each Purchaser's obligations and agreement set forth in
Section 2(g) hereof to resell the Securities pursuant to an effective registration statement or under an exemption from the registration requirements of applicable securities law.

         c. If (i) (A) the Common Shares, the Conversion Shares and the Warrant Shares, as applicable, have been registered under the Securities Act as contemplated by the Registration Rights Agreement, or (B) a Purchaser provides the Company and the transfer agent with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration, or (C) a Purchaser provides the Company with reasonable assurances that such Securities may be sold under Rule 144, and (ii) (A) such Purchaser or such Purchaser's agent has delivered to the Company certificates representing the Common Shares, the Conversion Shares and/or Warrant Shares, as applicable, along with a written request for the removal of any restrictive legend set forth thereon or (B) in the case of the conversion by such Purchaser of the Preferred Shares or the exercise by such Purchaser of the Warrants, the Purchaser has complied with the procedures for conversion set forth in Article IV of the Certificate of Designation and the procedures for exercise set forth in the Warrants, the Company shall permit the transfer and promptly instruct its transfer agent to issue the Common Shares, the Conversion Shares and/or the Warrant Shares, as applicable, in such name and in such denominations as specified by such Purchaser. If the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, the Company shall cause its transfer agent to electronically transmit the Common Shares, the Conversion Shares and/or the Warrant Shares, as applicable, to such Purchaser or its transferee by crediting the account of such Purchaser or its transferee with DTC through its Deposit Withdrawal Agent Commission system ("DTC Transfer"). If the aforementioned conditions to a DTC Transfer are not satisfied, the Company shall deliver to the Purchaser or its transferee physical certificates representing the Common Shares, the Conversion Shares and/or the Warrant Shares, as applicable, which certificates shall not bear any legend restricting transfer of the Common Shares, the Conversion Shares and/or the Warrant Shares represented thereby. Further, a Purchaser may instruct the Company to deliver to the Purchaser or its transferee unlegended physical certificates representing the Common Shares, the Conversion Shares and/or the Warrant Shares, as applicable, in lieu of delivering such shares by way of DTC Transfer.

         d. The Company shall deliver such unlegended Common Shares, Conversion Shares and/or Warrant Shares, as applicable, to the Purchaser no later than the second day following the receipt of such shares and the request for legend removal from the Purchaser or such Purchaser's agent. If the Company fails (a "Legend Removal Failure") to deliver such unlegended Common Shares, Conversion Shares and/or Warrant Shares to a Purchaser or its transferee in accordance with
Section 5(c) within four (4) business days after the conditions to such delivery have been satisfied (the "Legend Removal Period"), then the Company shall pay to such Purchaser an amount equal to:

                             (.24) x (N/365) x (MP)

where:

         "N" means the number of days after the expiration of the Legend Removal Period through and including the Legend Removal Cure Date;

         "MP" means the product of (x) the Closing Bid Price (as defined in the Certificate of Designation) of the Common Stock in effect on the date of the Legend Removal Failure and (y) the number of Common Shares, Conversion Shares and/or Warrant Shares which are the subject of such Legend Removal Failure; and

         "Legend Removal Cure Date" means the date the Company issues freely tradeable shares of Common Stock in accordance with Section 5(c).

         The  payments  to which a holder  shall be  entitled  pursuant  to this
Section 5(d) are referred to herein as "Legend Removal Payments." A Purchaser may elect to receive accrued Legend

Removal Payments in cash or to convert all or any portion of such accrued Legend Removal Payments, at any time, into Common Stock at the lowest Conversion Price (as defined in the Certificate of Designation) in effect during the period beginning on the date of the Legend Removal Failure through the date of conversion of such Legend Removal Payments. In the event a Purchaser elects to take such payment in cash, cash payment will be made by the Company within five
(5) days after its receipt of written notice of such election from such Purchaser. In the event a Purchaser elects to convert all or any portion of the Legend Removal Payment into Common Stock, such Purchaser shall provide written notice of such election specifying the amount of such Legend Removal Payment to be converted and the applicable Conversion Price at which such amount is to be converted. The Company shall deliver the shares of Common Stock issuable upon any such conversion to such Purchaser within five (5) days of its receipt of such written notice from such Purchaser.

         e. Buy-In Cure. If there shall occur a Legend Removal Failure and thereafter such holder purchases (in an open market transaction or otherwise in a bona fide arms-length transaction) shares of Common Stock to make deliver in satisfaction of a sale by such holder of the of the unlegended Common Shares, Conversion and/or Warrant Shares (the "Sold Shares") which such holder anticipated receiving upon a request for legend removal pursuant to Section 5(c) hereof (a "Buy-In"), the Company shall pay such holder (in addition to any other remedies available to the holder) the amount by which (x) such holder's total purchase price (including brokerage commissions, if any) for the unlegended shares of Common Stock so purchased exceeds (y) the net proceeds received by such holder form the sale of the Sold Shares. For example, if a holder purchases unlegened shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to shares of Common Stock it sold for $10,000, the Company will be required to pay the holder $1,000. A holder shall provide the Company written notification and supporting documentation indicating any amounts payable to such holder pursuant to this Section 5(e).

         f. Redemption Right. If the Company fails, and such failure continues uncured for five (5) business days after the expiration of the Legend Removal Period, for any reason to deliver shares of Common Stock with respect to any request for legend removal pursuant to Section 5(c) hereof, then the holder may elect at any time and from time to time prior to the Legend Removal Cure Date for such Legend Removal Failure, by delivery of a written notice to the Company (a "Redemption Notice"), to have all or any portion of such holder's Common Shares, Conversion Shares and/or Warrant Shares that are subject to such Legend Removal Failure purchased by the Company for cash, at an amount per share equal to the product of (x) the highest Closing Bid Price (as defined in the Certificate of Designation) in effect during the period beginning on the date of Legend Removal Failure and ending on the date the holder delivers the Redemption Notice and (y) the number of Common Shares, Conversion Shares and/or Warrant Shares which are the subject of such Legend Removal Failure.

         Nothing herein shall limit a Purchaser's right to pursue actual damages for the Company's failure to deliver unlegended Common Shares, Conversion Shares and/or Warrant Shares pursuant to Section 5(c), and a Purchaser shall have the right to pursue all remedies available at law or in equity (including a decree of specific performance and/or injunctive relief).


6.       CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

         The obligation of the Company hereunder to issue and sell the Units to a Purchaser at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion. The obligation of the Company to issue and sell Units to any Purchaser hereunder is distinct and separate from its obligation to issue and sell Units to any other Purchaser hereunder and any failure by one or more Purchasers to fulfill the conditions set forth herein or to consummate the purchase of Units hereunder will not relieve the Company of its obligations with respect to any other Purchaser.

         a. The applicable Purchaser shall have completed and executed the signature page to this Agreement and the Registration Rights Agreement, and delivered the same to the Company.

         b. The applicable Purchaser shall have delivered the Purchase Price for the Units being purchased by such Purchaser in accordance with Section 1(b) above.

         c. The representations and warranties of the applicable Purchaser shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and the applicable Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Purchaser at or prior to the Closing Date.

         d. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

         e. The aggregate number of Preferred Units being purchased hereunder by all Purchasers at the Closing shall be 3,250 and the aggregate number of Common Units being purchased hereunder by all Purchasers at the Closing shall be 1,750.

7.       CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE.

         The obligation of each Purchaser hereunder to purchase the Units to be purchased by it at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for such Purchaser's sole benefit and may be waived by such Purchaser at any time in the Purchaser's sole discretion:

         a. The Company shall have executed this Agreement, the Warrants and the Registration Rights Agreement, and delivered the same to such Purchaser.

         b. The Certificate of Designation shall have been accepted for filing with the Secretary of State of the State of Delaware and a copy thereof certified by the Secretary of State of the State of Delaware shall have been delivered to the Purchaser.

         c. The Company shall have delivered to such Purchaser duly executed Warrants and certificates (in such denominations as such Purchaser shall request) representing the Common Shares and/or the Preferred Shares, as applicable, being purchased by such Purchaser at the Closing in accordance with
Section 1(b) above.

         d. The Common Stock shall be authorized for quotation and listed on the SmallCap and trading in the Common Stock (or the SmallCap generally) shall not have been suspended by the SEC or the SmallCap, nor shall any such suspension be pending or threatened.

         e. The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Purchaser shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Purchaser.

         f. No litigation, statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of any of the transactions contemplated by this Agreement.

         g. Such Purchaser shall have received an opinion of the Company's counsel, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to such Purchaser and in substantially the form of Exhibit D attached hereto.

         h. The Company shall have delivered evidence reasonably satisfactory to the Purchasers that the Company's transfer agent has agreed to act in accordance with irrevocable instructions in the form attached hereto as Exhibit E.

         i. There shall have been no material adverse changes and no material adverse developments in the business, properties, operations, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, since the date hereof, and no information, of which the Purchasers are not currently aware, shall come to the attention of the Purchasers that is materially adverse to the Company.

         j. The aggregate number of Preferred Units being purchased hereunder by all Purchasers at the Closing shall be 3,250 and the aggregate number of Common Units being purchased hereunder by all Purchasers at the Closing shall be 1,750.

         k. Each of the officers and directors of the Company identified on Exhibit G-1 attached hereto shall have executed and delivered to the Purchasers an agreement, in the form attached hereto as Exhibit G-2, pursuant to which such officers and directors agree to vote all shares of capital stock of the Company which they own and/or control in favor of the proposals set forth in Section 4(m) hereof.

8.       GOVERNING LAW; MISCELLANEOUS.

         a. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. The Company irrevocably consents to the jurisdiction of the United States federal courts and the state courts located in the State of New York in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The
Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         b. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed Execution Page(s) to be physically delivered to the other party within five (5) days of the execution hereof.

         c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

         d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

         e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Purchaser.

         f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

                           If to the Company:

                           Compu-Dawn, Inc.
                           77 Spruce Street
                           Cedarhurst, NY   11516
                           Telecopy: (516) 374-3410
                           Attention: Mark Honigsfeld, Chief Executive Officer

                           with a copy simultaneously transmitted by like means to:

                           Certilman Balin Adler & Hyman, LLP
                           90 Merrick Avenue
                           East Meadow, NY 11554
                           Telecopy: (516) 296-7111
                           Attention: Fred Skolnik, Esquire and
                                      Gavin C. Grusd, Esquire

         If to any Purchaser, to the address set forth under such Purchaser's name on the Execution Page hereto executed by such Purchaser.

         Each party shall provide notice to the other parties of any change in address.

         Upon a Purchaser's submission of a Notice of Conversion to the Company in accordance with the Certificate of Designation, such Purchaser shall also send a courtesy copy of such Notice of Conversion to:

                           Certilman Balin Adler & Hyman, LLP
                           90 Merrick Avenue
                           East Meadow, NY 11554

                           Telecopy: (516) 296-7111
                           Attention: Fred Skolnik, Esquire and
                                      Gavin C. Grusd, Esquire

         The failure of a Purchaser to send a courtesy copy of the Notice of Conversion as set forth above shall not render the Notice of Conversion so submitted invalid or defective and, notwithstanding the failure to provide such Notice of Conversion as aforesaid, such Notice of Conversion shall be deemed to be valid and effective.

         g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Except as provided herein or therein, neither the Company nor any Purchaser shall assign this Agreement, the Registration Rights Agreement or the Warrants or any rights or obligations hereunder or thereunder. Notwithstanding the foregoing, any Purchaser may assign its rights hereunder to any of its "affiliates" (as that term is defined under the Exchange Act) who are Accredited Investors without the consent of the Company (provided such assignees agree to be bound by all of the terms and conditions hereof), or to any other person or entity with the consent of the Company, which consent shall not be unreasonably withheld. This provision shall not limit a Purchaser's right to transfer the Securities pursuant to the terms of the Certificate of Designation, the Warrants and this Agreement or to assign such Purchaser's rights hereunder and/or thereunder to any such transferee.

         h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         i. Survival. The respective representations, warranties, agreements and covenants of the parties set forth in Sections 2, 3, 4, 5 and 8 hereof shall survive the Closing hereunder notwithstanding any investigation conducted by or on behalf of any Purchasers. Moreover, none of the representations and warranties made by the Company herein shall act as a waiver of any rights or remedies a Purchaser may have under applicable federal or state securities laws. The Company agrees to indemnify and hold harmless each Purchaser and each of such Purchaser's officers, directors, employees, partners, members, agents and affiliates for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations or covenants set forth herein, including advancement of reasonable expenses as they are incurred. In he event such a claim is made against the Purchaser by a third party relating to the foregoing, the Company shall have the right to participate in and to assume control of, the defense thereof with counsel mutually satisfactory to the Purchaser and the Company; provided, however, that the Company shall not be entitled to assume such defense and the Purchaser shall have the right to retain its own counsel with the fees and expenses to be paid by the Company, if, in the reasonable opinion of counsel retained by the Company, the representation by such counsel of the Purchaser would be inappropriate due to actual or potential conflicts of interest.

         j. Publicity. The Company and each Purchaser shall have the right to review before issuance any press releases, SEC or NASD filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior review of any Purchaser, to make any press release or SEC or NASD filings with respect to such transactions as is required by applicable law and regulations (although the Purchasers shall be consulted by the Company in connection with any such press release and filing prior to its release and shall be provided with a copy thereof).

         k. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         l. Termination. In the event that the Closing shall not have occurred on or before June 10, 1998, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date. Notwithstanding any termination of this Agreement, any party not in breach of this Agreement shall preserve all rights and remedies it may have against another party hereto for a breach of this Agreement prior to or relating to the termination hereof.

         m. Joint Participation in Drafting. Each party to this Agreement has participated in the negotiation and drafting of this Agreement, the Certificate of Designation, the Warrants and the Registration Rights Agreement. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

         n. Equitable Relief. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchasers by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations hereunder (including, but not limited to, its obligations pursuant to Section 5 hereof) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement (including, but not limited to, its obligations pursuant to Section 5 hereof), that each Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer of the Securities, without the necessity of showing economic loss and without any bond or other security being required.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

                                   COMPU-DAWN, INC.

                                   By:  /s/ Mark Honigsfeld
                                   Name: Mark Honigsfeld
                                   Title: Chief Executive Officer and
                                          Chairman of the Board

                                   PURCHASER:

                                   JNC STRATEGIC FUND LTD.

                                   By:      /s/ Thomas H. Davis
                                   Name: Thomas H. Davis
                                   Title: Director

                                   RESIDENCE:        Cayman Islands

                                   ADDRESS:
                                   c/o Olympia Capital (Cayman) Ltd.
                                   c/o Olympia Capital (Bermuda) Ltd.
                                   Williams House
                                   20 Reid Street
                                   Hamilton HM11
                                   Bermuda
                                   Telecopy:  (441) 295-2305
                                   Attention: Thomas Davis

                            with copies of all notices to:

                                   Encore Capital Management, L.L.C.
                                   12007 Sunrise Valley Drive
                                   Suite 460
                                   Reston, VA  20191
                                   Telecopy:  (703) 476-7711
                                   Attention:  Neil T. Chau

AGGREGATE SUBSCRIPTION AMOUNT

         Number of Preferred Units to be Purchased at Closing
         Purchase Price ($1,000 per Unit)                              $

         Number of Common Units to be Purchased at Closing                1,750
         Purchase Price ($1,000 per Unit)                            $1,750,000

         IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

                                  COMPU-DAWN, INC.

                                  By:  /s/ Mark Honigsfeld
                                  Name: Mark Honigsfeld
                                  Title: Chief Executive Officer and
                                         Chairman of the Board

                                  PURCHASER:

                                  JNC OPPORTUNITY FUND LTD.

                                  By:      /s/ Thomas H. Davis
                                  Name: Thomas H. Davis
                                  Title: Director

                                  RESIDENCE:        Cayman Islands

                                  ADDRESS:
                                   c/o Olympia Capital (Cayman) Ltd.
                                   c/o Olympia Capital (Bermuda) Ltd.
                                   Williams House
                                   20 Reid Street
                                   Hamilton HM11
                                   Bermuda
                                   Telecopy:  (441) 295-2305
                                   Attention: Thomas Davis

                         with copies of all notices to:

                                   Encore Capital Management, L.L.C.
                                   12007 Sunrise Valley Drive
                                   Suite 460
                                   Reston, VA  20191
                                   Telecopy:  (703) 476-7711
                                   Attention:  Neil T. Chau

                         AGGREGATE SUBSCRIPTION AMOUNT

         Number of Preferred Units to be Purchased at Closing            3,250
                                                                    -----------
         Purchase Price ($1,000 per Unit)                       $    3,250,000
                                                                 --------------

         Number of Common Units to be Purchased at Closing
         Purchase Price ($1,000 per Unit)                        $